                                                                   EXHIBIT 10.11

                               ENDWAVE CORPORATION

                 EXECUTIVE OFFICER SEVERANCE AND RETENTION PLAN


SECTION 1. INTRODUCTION.

        The purpose of this Plan is to encourage Eligible Executive Officers to remain as valued employees of the Company. This Plan supersedes any other severance or incentive benefit plan, policy or practice maintained by the Company, other than the Company's Transaction Incentive Plan and the Company's Key Employee Severance and Retention Plan. This Plan amends and restates, and supersedes in its entirety, the Company's "Officer Retention Plan" dated March 31, 2000 and amended March 5, 2002.

        This Plan was adopted by the Board of Directors of the Company. This Plan is effective June 5, 2003. Some of the capitalized terms used in this Plan document are defined in Section 6 of this Plan. This Plan document is also the Summary Plan Description for the Plan.

SECTION 2. ELIGIBILITY FOR BENEFITS.

        (a) GENERAL PROVISIONS. An Eligible Executive Officer will be eligible to receive Severance Benefits under this Plan in the event his or her employment with the Company is (a) terminated by the Company for a reason other than Cause or (b) voluntarily terminated by the Eligible Executive Officer for Good Reason within 30 days after the occurrence of the circumstances giving rise to Good Reason during the term of this Plan or within six months following any Change in Control that occurs during the term of this Plan. An Eligible Executive Officer will be eligible to receive Retention Benefits under this Plan if (1) the Eligible Executive Officer is employed by the Company upon the occurrence of any Change in Control that occurs during the term of this Plan or
(2) his or her employment is terminated by the Company without Cause in connection with, and prior to, such Change in Control. Notwithstanding the foregoing, in the event a Board Composition Change occurs, an Eligible Executive Officer will be eligible to receive Retention Benefits under this Plan even if he or she is not so employed upon the occurrence of a Change in Control, as long as he or she was employed by the Company immediately prior to such Board Composition Change. In order to be eligible to receive Benefits under this Plan, an Eligible Executive Officer must execute a general waiver and release in the form attached as Exhibit A (for employees age 40 and over at the time of execution) or Exhibit B (for employees under the age of 40 at the time of execution) prior to the payment of such Benefits.

        (b)     EXCEPTIONS.

                (1) An Eligible Executive Officer will not be entitled to receive Severance Benefits if he or she has a separate agreement with the Company providing for any severance benefits upon his or her termination of employment with the Company; provided, however, that the Eligible Executive Officer may, by irrevocable written notice to the Plan Administrator prior to the payment of any Severance Benefits under this Plan or such separate agreement, elect to receive the Severance Benefits provided under this Plan in lieu of the corresponding benefits under such separate agreement. Except to the extent an Eligible Executive Officer with a



                                       1.

separate severance agreement makes such an election, such Eligible Executive Officer's severance benefits, if any, will be governed solely by the terms of such separate agreement.

                (2) An Eligible Executive Officer will not be entitled to receive Retention Benefits if he or she has a separate agreement with the Company providing for any benefits occurring upon a Change in Control (other than pursuant to the Company's Transaction Incentive Plan); provided, however, that the Eligible Executive Officer may, by irrevocable written notice to the Plan Administrator prior to the payment of any Retention Benefits under this Plan or such separate agreement, elect to receive the Retention Benefits provided under this Plan in lieu of the corresponding benefits under such separate agreement. Except to the extent an Eligible Executive Officer with a separate change-in-control agreement makes such an election, such Eligible Executive Officer's retention benefits, if any, will be governed solely by the terms of such separate agreement.

                (3) An Eligible Executive Officer will not be entitled to any Benefits if his or her employment with the Company is terminated for Cause at any time.

                (4) An Eligible Executive Officer will not be entitled to any Severance Benefits if his or her employment is voluntarily terminated for a reason other than Good Reason or is terminated by reason of his or her death, retirement, failure to return from a leave of absence or disability.

SECTION 3. AMOUNT OF BENEFIT.

        (a) RETENTION BENEFITS. An Eligible Executive Officer's Retention Benefit will be the acceleration of vesting of all stock options granted to the Eligible Executive Officer by the Company, other than the options granted on June 5, 2003, as provided in this Section 3(a). Upon a Change in Control, each such option automatically will become exercisable (without right of repurchase) for that number of shares equal to the number of shares that would be purchasable under the option (without right of repurchase) at the end of the period beginning upon such Change in Control and ending on the date specified in the following table if the Eligible Executive Officer were employed by the Company or its successor at the end of such period:

------------------------------------------------------------------------------------------------
  TITLE OF ELIGIBLE EXECUTIVE
 OFFICER UPON CHANGE IN CONTROL                        ACCELERATION PERIOD
------------------------------------------------------------------------------------------------
Chief Executive Officer           Greater of (a) 24 months and (b) 4 months for each full year of employment by the Company
------------------------------------------------------------------------------------------------
Senior Vice President             Greater of (a) 18 months and (b) 3 months for each full year of employment by the Company
------------------------------------------------------------------------------------------------

        (b) SEVERANCE BENEFITS. An Eligible Executive Officer's Severance Benefits will be the benefits set forth in paragraphs (1) through (5) below.

                (1) The Company will continue payment of the Eligible Executive Officer's base salary (and not commissions, bonuses or other variable pay) for the period of time after termination of employment determined in accordance with the following table:



                                       2.

-------------------------------------------------------------------------------------------------
  TITLE OF ELIGIBLE EXECUTIVE
  OFFICER UPON TERMINATION OF
           EMPLOYMENT                               SALARY CONTINUATION PERIOD
-------------------------------------------------------------------------------------------------
                                      TERMINATION OCCURS IN         TERMINATION OCCURS PRIOR TO,
                                     CONNECTION WITH, OR SIX        AND NOT IN CONNECTION WITH, A
                                  MONTHS AFTER, CHANGE IN CONTROL   CHANGE IN CONTROL
-------------------------------------------------------------------------------------------------
Chief Executive Officer           Greater of (a) 24 months and      Greater of (a) 12 months and
                                  (b) 4 months for each full        (b) 2 months for each full
                                  year of employment by the         year of employment by the
                                  Company                           Company
-------------------------------------------------------------------------------------------------
Senior Vice President             Greater of (a) 18 months and      Greater of (a) 9 months and
                                  (b) 3 months for each full        (b) 1.5 months for each full
                                  year of employment by the         year of employment by the
                                  Company                           Company
-------------------------------------------------------------------------------------------------

                (2) If the Eligible Executive Officer is, immediately prior to termination of employment, enrolled in the Company's health and/or dental plan, the Company will pay the COBRA premiums for such medical and/or dental insurance coverage for the Eligible Executive Officer and his or her then-covered dependents for the period of time following termination of employment determined in accordance with the following table:

-------------------------------------------------------------------------------------------------
  TITLE OF ELIGIBLE EXECUTIVE
  OFFICER UPON TERMINATION OF
           EMPLOYMENT                                 COBRA BENEFITS PERIOD
-------------------------------------------------------------------------------------------------
Chief Executive Officer           Greater of (a) 12 months and (b) 2 months for each full year of employment by the Company
-------------------------------------------------------------------------------------------------
Senior Vice President             Greater of (a) 9 months and (b) 1.5 months for each full year of employment by the Company
-------------------------------------------------------------------------------------------------

No provision of this Plan will affect the continuation coverage rules under COBRA, except that the Company's payment of any applicable premiums during the COBRA benefits period set forth in the foregoing table will be credited as payment by the Eligible Executive Officer for purposes of his or her payment required under COBRA. The period during which an Eligible Executive Officer must elect to continue the Company's group medical or dental coverage at his or her own expense under COBRA, the length of time during which COBRA coverage will be made available to the Eligible Executive Officer, and all other rights and obligations of the Eligible Executive Officer under COBRA (except the obligations of the Company hereunder) will be applied in the same manner that such rules apply in the absence of this Plan. At the conclusion of the COBRA benefits period set forth in the foregoing table, the Eligible Executive Officer will be responsible for the entire payment of premiums required under COBRA for the remainder of the COBRA period, if any. All other benefits (such as life insurance and disability coverage) terminate as of the employee's termination date, except to the extent that any conversion privilege is available thereunder.

                (3) The automatic vesting in full of all stock options granted to the Eligible Executive Officer by the Company prior to March 31, 2000 upon termination of employment.

                (4) The acceleration of vesting of all stock options granted to the Eligible Executive Officer by the Company on or after March 31, 2000, other than the options granted on June 5, 2003, as provided in this paragraph
(4). Upon termination of employment, each such option automatically will become exercisable (without right of repurchase) for that number of shares equal to the number of shares that would be purchasable under the option (without right of repurchase) at the end of the period beginning upon termination of employment and ending on the date specified in the following table if the Eligible Executive Officer were employed by the Company or its successor at the end of such period:


                                       3.

------------------------------------------------------------------------------------------------
  TITLE OF ELIGIBLE EXECUTIVE OFFICER UPON
          TERMINATION OF EMPLOYMENT                          ACCELERATION PERIOD
------------------------------------------------------------------------------------------------
Chief Executive Officer                        Greater of (a) 24 months and (b) 4 months for
                                               each full year of employment by the Company
------------------------------------------------------------------------------------------------
Senior Vice President                          Greater of (a) 18 months and (b) 3 months for
                                               each full year of employment by the Company
------------------------------------------------------------------------------------------------

In the event of a termination of employment in connection with, or within six months after, a Change in Control, the acceleration of vesting provided by this paragraph (4) is intended to be in addition to the acceleration of vesting that would have occurred upon the Change in Control pursuant to Section 3(a).

        (c) INCOME TAX LIABILITIES AND WITHHOLDING. All income tax liabilities with respect to payments under this Plan will be solely those of the affected Eligible Executive Officer and not the Company or any other party. The Company will have no obligation to structure Benefit payments or otherwise administer this Plan in a manner as to reduce or eliminate such liabilities. Payments under this Plan will be subject to withholdings and deductions as may be required by law.

        (d) CERTAIN TAX PROVISIONS AFFECTING AMOUNT OF PAYMENTS. Anything in this Plan to the contrary notwithstanding, in the event it is determined that any payment by the Company to an Eligible Executive Officer hereunder (a "Payment") would cause the Eligible Executive Officer to be liable for an excise tax pursuant to Section 4999 of the Code, then the aggregate present value of all amounts payable as Benefits shall be reduced to the Reduced Amount. The "Reduced Amount" will be an amount, expressed in present value, that maximizes the aggregate present value of Benefits without causing any Payment to create an excise tax liability under Section 4999 of the Code. For purposes of this
Section 3(d), present value will be determined in accordance with Section 280G(d)(4) of the Code.

SECTION 4. TIME OF PAYMENT; RIGHT OF OFFSET.

        (a) TIME OF PAYMENT. Eligible Executive Officers will receive acceleration of vesting Benefits upon a Change in Control (in the case of Retention Benefits) or upon termination of employment (in the case of Severance Benefits). Salary continuation Benefit payments will be made, at the option of the Plan Administrator, in a lump sum upon termination of employment or in accordance with the Company's normal payroll payments. COBRA Benefit payments will be made at times deemed appropriate by the Plan Administrator. Notwithstanding any of the foregoing, no Benefit payment will be made, and no Benefit will be effective, under this Plan prior to the last day of any waiting period or revocation period as required by applicable law in order for the general waiver and release required by Section 2(a) of this Plan to be effective.

        (b) RIGHT OF OFFSET. If an Eligible Executive Officer is indebted to the Company at the time any cash Benefits are payable, the Company reserves the right to offset any such Benefits under this Plan by the amount of such indebtedness.

SECTION 5. RIGHT TO INTERPRET, AMEND AND TERMINATE PLAN; OTHER ARRANGEMENTS;
           BINDING NATURE OF PLAN.



                                       4.

        (a) EXCLUSIVE DISCRETION. The Plan Administrator will have the exclusive discretion and authority (1) to establish rules, forms and procedures for the administration of this Plan, (2) to construe and interpret this Plan and
(3) to decide any and all questions of fact, interpretation, definition, computation or administration arising in connection with the operation of this Plan including, but not limited to, the eligibility to participate in this Plan and the amount of benefits paid under this Plan. Such rules, interpretations, computations and other actions of the Plan Administrator will be binding and conclusive on all persons.

        (b)     TERM OF PLAN; AMENDMENT OR TERMINATION; BINDING NATURE OF PLAN.

                (1) Subject to the provisions of Section 5(b)(2), this Plan will be effective until six months after the first Change in Control has occurred; provided, however, that the Company's obligations to provide Benefits hereunder shall survive until all such Incentive Benefits have been paid.

                (2) This Plan may not be amended without the written consent of the Plan Administrator and each Eligible Executive Officer affected by such amendment. This Plan will constitute a contractual right to the benefits to which such Eligible Executive Officer is entitled hereunder, enforceable by the Eligible Executive Officer against the Company.

                (3) Any action amending or terminating this Plan will be in writing and executed by an officer of the Company duly authorized by the Plan Administrator and any Eligible Executive Officers whose consent is required.

        (c) OTHER SEVERANCE AND RETENTION ARRANGEMENTS. The Company reserves the right to make other arrangements regarding severance and retention benefits in special circumstances.

        (d) BINDING EFFECT ON SUCCESSOR TO COMPANY. This Plan will be binding upon any successor to or assignee of the Company or its business or assets, whether direct or indirect, by Change in Control or otherwise. Any such successor or assignee will be required to perform the Company's obligations under this Plan. In such event, the term "Company," as used in this Plan, will mean the Company as hereinafter defined and any successor or assignee as described above which by reason hereof becomes bound by the terms and provisions of this Plan.

SECTION 6. DEFINITIONS.

        Capitalized terms used in this Plan have the following meanings:

        (a)     BENEFITS means Retention Benefits and Severance Benefits.

        (b) BOARD COMPOSITION CHANGE means the occurrence of a change in the Board of Directors of the Company in which the individuals who constituted the Board of Directors of the Company at the beginning of the two-year period immediately preceding such change (together with any other director whose election by the Board of Directors of the Company or whose nomination for election by the stockholders of the Company was approved by a vote of a majority of the directors then in office either who were directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office.



                                       5.

        (c) CAUSE means misconduct, including but not limited to: (1) conviction of any felony or any crime involving moral turpitude or dishonesty;
(2) participation in a fraud or act of dishonesty against the Company; (3) any conduct that, based upon a good faith and reasonable factual investigation and determination by the Company's Board of Directors, demonstrates a gross unfitness to serve; (4) any conduct that, based upon a good faith and reasonable factual investigation and determination by the Company's Board of Directors, consists of willful and repetitive acts having the effect of injuring the business or reputation of the Company or any of its affiliates; or (5) intentional, material violation of any contract between the Company and an Eligible Executive Officer or any statutory duty owed by an Eligible Executive Officer to the Company that is not corrected within 30 days after written notice to the Eligible Executive Officer. A physical or mental disability will not constitute "Cause."

        (d)     CHANGE IN CONTROL means any of the following:

                (1) a merger or consolidation of the Company after which the Company's stockholders immediately prior to the merger or consolidation do not have beneficial ownership of at least 50% of the outstanding voting securities of the new or continuing entity or its parent entity (taking into account only such stockholders' ownership of the Company prior to such merger or consolidation and not any other ownership of the new or continuing entity or its parent entity);

                (2) a transaction or series of related transactions to which the Company is a party and in which a majority of the outstanding shares of the Company's capital stock are sold, exchanged or otherwise disposed of, after which the Company's stockholders immediately prior to the first of such transactions do not have beneficial ownership of at least 50% of the outstanding voting securities of the Company or of the entity for which shares of the Company's capital stock were exchanged (in either such case, taking into account only such stockholders' ownership of the Company prior to the time such transaction or transactions commenced and not any other ownership of any entity for which shares of the Company's capital stock were exchanged); and

                (3) a transaction or series of related transactions in which the Company sells, licenses or otherwise transfers for value all or substantially all of its assets to a single purchaser or group of associated purchasers.

        (e) CODE means the Internal Revenue Code of 1986, as may be amended from time to time.

        (f) COMPANY means Endwave Corporation, a Delaware corporation, and any successor as provided in Section 5(d) of this Plan.

        (g) ELIGIBLE EXECUTIVE OFFICER means each individual notified in writing by the Plan Administrator that he or she is an Eligible Key Employee under this Plan.

        (h)     GOOD REASON means, with respect to an Eligible Executive
Officer:

                (1) a material reduction in the Eligible Executive Officer's rate of compensation (base salary and bonus target), except a reduction applicable proportionally to all Eligible Executive Officers;



                                       6.

                (2) a substantial diminution in the Eligible Executive Officer's job responsibilities and authority (but not merely title) with respect to the Company;

                (3) a requirement that the Eligible Executive Officer relocate to a worksite that is more than 50 miles from his or her prior worksite;

                (4) failure or refusal of any successor to the Company to assume the Company's obligations under this Plan; or

                (5) material breach by the Company or any successor to the Company of any material provisions of this Plan.

        (i) PAYMENT has the meaning given to such term in Section 3(d) of this Plan.

        (j) PLAN means this Endwave Corporation Executive Officer Severance and Retention Plan.

        (k) PLAN ADMINISTRATOR means the Compensation Committee of the Board of Directors of the Company.

        (l) PLAN SPONSOR means the Company as "Plan Sponsor" within the meaning of ERISA.

        (m) REDUCED AMOUNT has the meaning given to such term in Section 3(d) of this Plan.

        (n)     RETENTION BENEFITS means the benefits calculated pursuant to
Section 3(a) of this Plan.

        (o)     SEVERANCE BENEFITS means the benefits calculated pursuant to
Section 3(b) of this Plan.

SECTION 7. NO IMPLIED EMPLOYMENT CONTRACT.

        This Plan does not give any employee or other person any right to be retained in the employ of the Company. The Company's right to discharge any employee or other person at any time and for any reason is hereby reserved.

SECTION 8. LEGAL CONSTRUCTION.

        This Plan is intended to be governed by and will be construed in accordance with the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and, to the extent not preempted by ERISA, the laws of the State of California.

SECTION 9. CLAIMS, INQUIRIES AND APPEALS.

        (a) APPLICATIONS FOR BENEFITS AND INQUIRIES. Any application for benefits, inquiries about the Plan or inquiries about present or future rights under the Plan must be submitted to the Plan Administrator in writing. The Plan Administrator is the named fiduciary charged with the responsibility for administering the Plan.



                                       7.

        (b) DENIAL OF CLAIMS. In the event that any application for benefits is denied in whole or in part, the Plan Administrator must notify the applicant, in writing, of the denial of the application, and of the applicant's right to review the denial. The written notice of denial will be set forth in a manner designed to be understood by the employee, and will include specific reasons for the denial, specific references to the Plan provision upon which the denial is based, a description of any information or material that the Plan Administrator needs to complete the review and an explanation of the Plan's review procedure. This written notice will be given to the employee within 90 days after the Plan Administrator receives the application, unless special circumstances require an extension of time, in which case, the Plan Administrator has up to an additional 90 days for processing the application. If an extension of time for processing is required, written notice of the extension will be furnished to the applicant before the end of the initial 90-day period. This notice of extension will describe the special circumstances necessitating the additional time and the date by which the Plan Administrator is to render its decision on the application. If written notice of denial of the application for benefits is not furnished within the specified time, the application will be deemed to be denied. The applicant will then be permitted to appeal the denial in accordance with the Review Procedure described below.

        (c) REQUEST FOR A REVIEW. Any person (or that person's authorized representative) for whom an application for benefits is denied (or deemed denied), in whole or in part, may appeal the denial by submitting a request for a review to the Plan Administrator within 60 days after the application is denied (or deemed denied). The Plan Administrator will give the applicant (or his or her representative) an opportunity to review pertinent documents in preparing a request for a review. A request for a review must be in writing and addressed to:

                               ENDWAVE CORPORATION
                        Attn: Plan Administrator for the
                 Executive Officer Severance and Retention Plan
                               990 Almanor Avenue
                               Sunnyvale, CA 94085

A request for review must set forth all of the grounds on which it is based, all facts in support of the request and any other matters that the applicant feels are pertinent. The Plan Administrator may require the applicant to submit additional facts, documents or other material as it may find necessary or appropriate in making its review.

        (d) DECISION ON REVIEW. The Plan Administrator will act on each request for review within 60 days after receipt of the request, unless special circumstances require an extension of time (not to exceed an additional 60 days), for processing the request for a review. If an extension for review is required, written notice of the extension will be furnished to the applicant within the initial 60-day period. The Plan Administrator will give prompt, written notice of its decision to the applicant. In the event that the Plan Administrator confirms the denial of the application for benefits in whole or in part, the notice will outline, in a manner calculated to be understood by the applicant, the specific Plan provisions upon which the decision is based. If written notice of the Plan Administrator's decision is not given to the applicant within the time prescribed in this paragraph (d), the application will be deemed denied on review.



                                       8.

        (e) RULES AND PROCEDURES. The Plan Administrator will establish rules and procedures, consistent with the Plan and with ERISA, as necessary and appropriate in carrying out its responsibilities in reviewing benefit claims. The Plan Administrator may require an applicant who wishes to submit additional information in connection with an appeal from the denial (or deemed denial) of benefits to do so at the applicant's own expense.

        (f) EXHAUSTION OF REMEDIES. No legal action for benefits under the Plan may be brought until the claimant (1) has submitted a written application for benefits in accordance with the procedures described by Section 9(a) above,
(2) has been notified by the Plan Administrator that the application is denied (or the application is deemed denied due to the Plan Administrator's failure to act on it within the established time period), (3) has filed a written request for a review of the application in accordance with the appeal procedure described in Section 9(c) above and (4) has been notified in writing that the Plan Administrator has denied the appeal (or the appeal is deemed to be denied due to the Plan Administrator's failure to take any action on the claim within the time prescribed by Section 9(d) above).

SECTION 10. BASIS OF PAYMENTS TO AND FROM PLAN.

        All benefits under the Plan will be paid by the Company. The Plan will be unfunded, and benefits hereunder will be paid only from the general assets of the Company.

SECTION 11.    OTHER PLAN INFORMATION.

        (a) EMPLOYER AND PLAN IDENTIFICATION NUMBERS. The Employer Identification Number assigned to the Company (which is the "Plan Sponsor" as that term is used in ERISA) by the Internal Revenue Service is 95-4333817. The Plan Number assigned to the Plan by the Plan Sponsor pursuant to the instructions of the Internal Revenue Service is 5-15.

        (b) ENDING DATE FOR PLAN'S FISCAL YEAR. The date of the end of the fiscal year for the purpose of maintaining the Plan's records is December 31.

        (c) AGENT FOR THE SERVICE OF LEGAL PROCESS. The agent for the service of legal process with respect to the Plan is the Chairman of the Compensation Committee, Endwave Corporation, 990 Almanor Avenue, Sunnyvale, CA 94085.

SECTION 12. STATEMENT OF ERISA RIGHTS.

        Participants in this Plan (which is a welfare benefit plan sponsored by Endwave Corporation) are entitled to certain rights and protections under ERISA. Each Eligible Executive Officer is considered a participant in the Plan and, under ERISA, is entitled to:

        (a) Examine, without charge, at the Plan Sponsor's office and at other specified locations, such as work sites, all Plan documents and copies of all documents filed by the Plan with the U.S. Department of Labor, such as detailed annual reports;

        (b) Obtain copies of all Plan documents and Plan information upon written request to the Plan Administrator. The Plan Administrator may make a reasonable charge for the copies;



                                       9.

        (c) Receive a summary of the Plan's annual financial report, in the case of a plan which is required to file an annual financial report with the Department of Labor. (Generally, all pension plans and welfare plans with 100 or more participants must file these annual reports.)

        In addition to creating rights for Plan participants, ERISA imposes duties upon the people responsible for the operation of the employee benefit plan. The people who operate the Plan, called "fiduciaries" of the Plan, have a duty to do so prudently and in the interest of Plan participants and beneficiaries.

        No one may fire a Plan participant or otherwise discriminate against a Plan participant in any way to prevent him or her from obtaining a Plan benefit or exercising his or her rights under ERISA. If a claim for a Plan benefit is denied in whole or in part, the Plan participant must receive a written explanation of the reason for the denial. A Plan participant has the right to have the Plan review and reconsider his or her claim.

        Under ERISA, there are steps a Plan participant can take to enforce the above rights. For instance, if he or she requests materials from the Plan and does not receive them within 30 days, he or she may file suit in a federal court. In such a case, the court may require the Plan Administrator to provide the materials and pay the Plan participant up to $100 a day until he or she receives the materials, unless the materials were not sent because of reasons beyond the control of the Plan Administrator. If the Plan participant has a claim for benefits that is denied or ignored, in whole or in part, he or she may file suit in a state or federal court. If it should happen that the Plan fiduciaries misuse the Plan's money, or if a Plan participant is discriminated against for asserting his or her rights, he or she may seek assistance from the U.S. Department of Labor, or may file suit in a federal court. The court will decide who should pay court costs and legal fees. If the Plan participant is successful, the court may order the person sued to pay these costs and fees. If the Plan participant loses, the court may order the participant to pay these costs and fees, for example, if it finds his or her claim is frivolous.

        Questions about the Plan should be directed to the Plan Administrator. Questions about a Plan participant's rights under ERISA should be directed to the nearest area office of the U.S. Labor - Management Services Administration, Department of Labor.



                                      10.

SECTION 13. EXECUTION.

        To record the adoption of this Plan as set forth herein, effective as of the date first set forth above, the Company has caused its duly authorized officer to execute the same as of the date first set forth above.

                                             ENDWAVE CORPORATION


                                             By:    /s/Edward A. Keible, Jr.
                                                 ---------------------------
                                                    Edward A. Keible, Jr.
                                                    Chief Executive Officer

                                                [For Employees Age 40 and Older]


                                    EXHIBIT A

                                RELEASE AGREEMENT



        I UNDERSTAND AND AGREE COMPLETELY TO THE TERMS SET FORTH IN THE _________ PLAN (THE "PLAN").

        I understand that this Release Agreement, together with the Plan, constitutes the complete, final and exclusive embodiment of the entire agreement between Endwave Corporation (the "Company") and me with regard to the subject matter hereof. I am not relying on any promise or representation by the Company that is not expressly stated therein. Certain capitalized terms used in this Release Agreement are defined in the Plan.

        I hereby acknowledge my continuing obligations not to use or disclose confidential or proprietary information of the Company without prior written authorization from a duly authorized representative of the Company.

        Except as otherwise set forth in this Release Agreement, in consideration of the benefits I will receive under the Plan, I hereby generally and completely release the Company and its parents, subsidiaries, successors, predecessors and affiliates, and its and their partners, members, directors, officers, employees, stockholders, shareholders, agents, attorneys, predecessors, insurers, affiliates and assigns, from any and all claims, liabilities and obligations, both known and unknown, that arise out of or are in any way related to events, acts, conduct, or omissions occurring at any time prior to and including the date I sign this Release Agreement. This general release includes, but is not limited to: (a) all claims arising out of or in any way related to my employment with the Company or the termination of that employment; (b) all claims related to my compensation or benefits, including salary, bonuses, commissions, vacation pay, expense reimbursements, severance pay, fringe benefits, stock, stock options, or any other ownership interests in the Company; (c) all claims for breach of contract, wrongful termination, and breach of the implied covenant of good faith and fair dealing; (d) all tort claims, including claims for fraud, defamation, emotional distress, and discharge in violation of public policy; and (e) all federal, state, and local statutory claims, including claims for discrimination, harassment, retaliation, attorneys' fees, or other claims arising under the federal Civil Rights Act of 1964 (as amended), the federal Americans with Disabilities Act of 1990 (as amended), the federal Age Discrimination in Employment Act (as amended) ("ADEA"), the federal Employee Retirement Income Security Act of 1974 (as amended), and the California Fair Employment and Housing Act (as amended). Provided, however, that nothing in this paragraph shall be construed in any way to release the Company from any obligation it may have to indemnify me pursuant to agreement or applicable law.

        I acknowledge that I am knowingly and voluntarily waiving and releasing any rights I may have under the ADEA, and that the consideration given under the Plan for the waiver and release in the preceding paragraph hereof is in addition to anything of value to which I was already entitled. I further acknowledge that I have been advised by this writing, as required by the ADEA, that: (a) my waiver and release do not apply to any rights or claims that may arise after the date I sign this Release Agreement; (b) I should consult with an attorney prior to signing this Release Agreement (although I may choose voluntarily not to do so); (c) I have 21 [OR 45, IF MORE THAN ONE EMPLOYEE OVER 40 IS TERMINATED] days to consider this Release Agreement (although I may choose voluntarily to sign this Release Agreement earlier); (d) I have seven days following the date I sign this Release Agreement to revoke the Release Agreement by providing written notice to an office of the Company; and (e) this Release Agreement shall not be effective until the date upon which the revocation period has expired, which shall be the eighth day after I sign this Release Agreement.

        I acknowledge that I have read and understand Section 1542 of the California Civil Code which reads as follows: "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR." I hereby expressly waive and relinquish all rights and benefits under that section and any law of any jurisdiction of similar effect with respect to my release of any claims hereunder.

                                         EMPLOYEE NAME (PRINT):


                                         ---------------------------------------


                                         Signature:
                                                   -----------------------------

                                         Date:
                                              ----------------------------------

                                                    [For Employees Under Age 40]

                                    EXHIBIT B

                                RELEASE AGREEMENT


        I UNDERSTAND AND AGREE COMPLETELY TO THE TERMS SET FORTH IN THE _________ PLAN (THE "PLAN").

        I understand that this Release Agreement, together with the Plan, constitutes the complete, final and exclusive embodiment of the entire agreement between Endwave Corporation (the "Company") and me with regard to the subject matter hereof. I am not relying on any promise or representation by the Company that is not expressly stated therein. Certain capitalized terms used in this Release Agreement are defined in the Plan.

        I hereby acknowledge my continuing obligations not to use or disclose confidential or proprietary information of the Company without prior written authorization from a duly authorized representative of the Company.

        Except as otherwise set forth in this Release Agreement, in consideration of the benefits I will receive under the Plan, I hereby generally and completely release the Company and its parents, subsidiaries, successors, predecessors and affiliates, and its and their partners, members, directors, officers, employees, stockholders, shareholders, agents, attorneys, predecessors, insurers, affiliates and assigns, from any and all claims, liabilities and obligations, both known and unknown, that arise out of or are in any way related to events, acts, conduct, or omissions occurring at any time prior to and including the date I sign this Release Agreement. This general release includes, but is not limited to: (a) all claims arising out of or in any way related to my employment with the Company or the termination of that employment; (b) all claims related to my compensation or benefits, including salary, bonuses, commissions, vacation pay, expense reimbursements, severance pay, fringe benefits, stock, stock options, or any other ownership interests in the Company; (c) all claims for breach of contract, wrongful termination, and breach of the implied covenant of good faith and fair dealing; (d) all tort claims, including claims for fraud, defamation, emotional distress, and discharge in violation of public policy; and (e) all federal, state, and local statutory claims, including claims for discrimination, harassment, retaliation, attorneys' fees, or other claims arising under the federal Civil Rights Act of 1964 (as amended), the federal Americans with Disabilities Act of 1990 (as amended), the federal Age Discrimination in Employment Act (as amended), the federal Employee Retirement Income Security Act of 1974 (as amended), and the California Fair Employment and Housing Act (as amended). Provided, however, that nothing in this paragraph shall be construed in any way to release the Company from any obligation it may have to indemnify me pursuant to agreement or applicable law.

        I acknowledge that I have read and understand Section 1542 of the California Civil Code which reads as follows: "A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR." I hereby expressly waive and relinquish all rights and benefits under that section and any law of any jurisdiction of similar effect with respect to my release of any claims hereunder.

        I acknowledge that the Release Agreement will become effective only if I sign and return it to the Company so that it is received not later than 15 days following the date of my employment termination.


                                         EMPLOYEE NAME (PRINT):


                                         ---------------------------------------


                                         Signature:
                                                   -----------------------------

                                         Date:
                                              ----------------------------------

                                    EXHIBIT B

                                 FORM OF RELEASE
                                   (UNDER 40)